FGT P-1
FGT PA-1
                   SUPPLEMENT DATED JANUARY 22, 2004
                          TO THE PROSPECTUS OF
                         FRANKLIN GLOBAL TRUST
                         DATED DECEMBER 1, 2003
                     FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND
                      FRANKLIN GLOBAL GROWTH FUND

The Management section in the prospectus is replaced with the following:

 Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Funds' investment manager. Advisers is a direct, wholly-owned subsidiary of Franklin Resources, Inc.
 (Resources). Together, Advisers and its affiliates manage over $336 billion in assets as of December 31, 2003.

 Under an agreement with Advisers, Fiduciary International, Inc. (Fiduciary), 600 Fifth Avenue, New York, NY 10020, is the Funds'
 sub-advisor. Fiduciary is an indirect, wholly-owned subsidiary of Fiduciary Trust Company International (Fiduciary Trust), which is a direct, wholly-owned subsidiary of Resources. Fiduciary provides Advisers with investment management advice and assistance.

 The team responsible for each Fund's management is:

 JOHN  P.   REMMERT, Vice   President  of  Fiduciary   and  Senior  Vice
 President of Fiduciary Trust

 Mr. Remmert has been a manager of the Funds since March 2002. Before joining Fiduciary Trust in 2001, he was with Citibank Global Asset Management and the Federal Reserve.

 WILLIAM C. BUNTING, portfolio manager of Fiduciary and Senior Vice President of Fiduciary Trust

 Mr. Bunting has been a manager of the Funds since March 2003. Before joining Fiduciary in March 2003, Mr. Bunting was an international and global equities senior portfolio manager at Citigroup Asset Management.

 Each Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended July 31, 2003, management fees, before any advance waiver, were 0.80% of each the Global Aggressive Growth Fund's and the Global Growth Fund's average net assets. Under an agreement by the manager to waive or limit its fees and to reduce its fees to reflect reduced services resulting from the Funds' investments in a Franklin Templeton money fund, neither Fund paid any management fees. After July 31, 2004, the manager may end this arrangement at any time upon notice to the Board. The manager, however, is required by the Board and an SEC exemptive order to reduce its fees if the Funds invest in a Franklin Templeton money fund.

            Please keep this supplement for future reference